Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Rachel Vaknin, Chief Financial Officer of Microbot Medical Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the quarterly report on Form 10-Q for the period ending June 30, 2026 of Microbot Medical Inc. (the “Form 10-Q”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Microbot Medical Inc.

Dated: August 11, 2026	/s/ Rachel Vaknin
Rachel Vaknin
Chief Financial Officer
(Principal Financial and Accounting Officer)